GUARANTY



                                       OF



                             ECOSCIENCE CORPORATION


                                       TO


                                   COBANK, ACB









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                       GUARANTY OF ECOSCIENCE CORPORATION

     This Guaranty ("GUARANTY") is made and given as of January 2, 2000 by ECOSCIENCE CORPORATION, a Delaware corporation ("GUARANTOR"), to COBANK, ACB ("COBANK").

                                 R E C I T A L S

     A. CoBank and Village Farms, L.P., a Delaware limited partnership ("BORROWER") have entered into a Consolidated, Amended and Restated Loan Agreement of even date herewith (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which CoBank has agreed make certain term loans to Borrower in an aggregate principal amount up to $72,285,739.67 ("LOANS") under the terms and conditions set forth in the Loan Agreement.

     B. Guarantor owns 100% of the issued and outstanding capital stock of Agro Power Development, Inc. ("APD"), a Delaware corporation, which owns, directly and indirectly 100% of the partnership interests in Borrower. Guarantor will benefit from the extensions of credit made by CoBank to Borrower by virtue of its indirect ownership of Borrower.

     C. CoBank is willing to extend such credit to Borrower pursuant to the provisions of the Loan Agreement upon the condition, among others, that Guarantor execute this Guaranty.

                               A G R E E M E N T S

     NOW, THEREFORE, for value received, and intending to be legally bound herein, and to induce CoBank to extend credit and make advances to Borrower pursuant to the terms of the Loan Agreement, Guarantor covenants and agrees with CoBank as follows:

     1. DEFINED TERMS. As used in this Guaranty, the following terms shall have the meanings set forth below (and such meaning shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

          1.1 APD ENTITIES: Village Farms, L.L.C., a Delaware limited liability company; and Cogentrix Greenhouse Investments, Inc., a Delaware corporation.

          1.2 APD MERGER: the merger of the APD Entities into Guarantor with Guarantor as the surviving entity.

          1.3 BORROWER MERGER: the merger of the Village Farms Entities into Borrower with Borrower as the surviving entity.

          1.4 BUSINESS DAY: any day other than a Saturday or Sunday and other than a day which is a Federal legal holiday or a legal holiday for banks in the State of Colorado or the State of New Jersey.


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          1.5 CODE: means the Internal Revenue Code of 1986, as amended from time to time.

          1.6 COMPLIANCE CERTIFICATE: a certificate of the chief financial officer of Guarantor acceptable to CoBank and in the form attached as Exhibit
1.6 hereto.

          1.7 ERISA: the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          1.8 ERISA AFFILIATE: means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Guarantor or is under common control (within the meaning of Section 414(c) of the Code) with Guarantor, provided, however, that for purposes of provisions herein concerning minimum funding obligations (imposed under Section 412 of the Code or Section 302 of ERISA), the term "ERISA Affiliate" shall also include any entity required to be aggregated with Guarantor under Section 414(m) or 414(o) of the Code.

          1.9 GAAP: generally accepted accounting principles in the United States of America, applied consistently, as in effect from time to time.

          1.10 GENERAL PARTNER: Village Farms of Delaware, L.L.C., a Delaware limited liability company.

          1.11 GENERAL PARTNER ENTITIES: Cogentrix of Buffalo, Inc., a Delaware corporation; Cogentrix of Fort Davis I, Inc., a Delaware corporation; and Cogentrix of Marfa, Inc., a Delaware corporation.

          1.12 GENERAL PARTNER MERGER: the merger of the General Partner Entities into General Partner with General Partner as the surviving entity.

          1.13 GUARANTEES: this Guaranty and that certain Guaranty of even date herewith pursuant to which APD unconditionally guarantees the payment and performance of all obligations of Borrower to CoBank under the Loan Documents, as such guarantees are amended, modified or supplemented from time to time.

          1.14 GUARANTOR BENEFIT PLAN: means (a) any funded "employee welfare benefit plan," as that term is defined in Section 3(1) of ERISA; (b) any "multiemployer plans," as defined in Section 3(37) of ERISA; (c) any "employee pension benefit plan" as defined in Section 3(2) of ERISA; (d) any "employee benefit plan", as such term is defined in Section 3(3) of ERISA; (e) any "multiple employer plan" within the meaning of Section 413 of the Code; (f) any "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA; (g) a "voluntary employees' beneficiary association" within the meaning of Section 501(c)(9) of the Code; (h) a "welfare benefit fund" within the meaning of Section 419 of the Code; or (i) any employee welfare benefit plan within the meaning of Section 3(1) of ERISA for the benefit of retired or former employees, which is maintained by the Guarantor or in

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which Guarantor participates or to which Guarantor is obligated to contribute, but excluding any such plan, arrangement, association or fund that is maintained outside of the United States primarily for the benefit of persons substantially all of whom are nonresident aliens.

          1.15 GUARANTOR DOCUMENTS: this Guaranty and the Guarantor Security Documents.

          1.16 GUARANTOR PENSION PLAN: each Guarantor Benefit Plan that is an "employee pension benefit plan" as defined in Section 3(2) of ERISA that is intended to satisfy the requirements of Section 401(a) of the Code.

          1.17 GUARANTOR SECURITY AGREEMENT: the Security and Pledge Agreement of even date herewith by and between Guarantor and CoBank, together with all renewals, extensions, amendments, modifications, and supplements thereto.

          1.18 GUARANTOR SECURITY DOCUMENTS: the Guarantor Security Agreement, the mortgages, deeds of trust, leasehold assignments and consents, financing statements, pledge agreements, assignments, and/or other security documents executed by Guarantor in favor of CoBank to secure Guarantor's performance of its obligations under this Guaranty with a Lien on all assets, real and personal, of Guarantor, in form and substance acceptable to CoBank, together with all renewals, extensions, amendments, modifications, and supplements thereto.

          1.19 INDEBTEDNESS: any and all advances, debts, obligations and liabilities of Borrower under or pursuant to the Loan Documents, and any renewals, amendments, extensions or replacements thereof, including without limitation all principal, interest, reimbursement and indemnification obligations, and loan fees owed under the Loan Agreement and all expenses, charges and other amounts payable by Borrower pursuant to the Loan Documents, whether now existing or hereafter contracted or incurred, plus interest thereon at the rate determined pursuant to the Loan Agreement.

          1.20 LIEN: means any mortgage, pledge, lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement.

          1.21 LOAN DOCUMENTS: the Loan Agreement, the Notes, the Note Purchase Agreement, the Guarantees, the Security Documents, and any other document required by CoBank from time to time in order to grant to, or maintain for, CoBank a perfected security interest in the Collateral, together with all renewals, extensions, amendments, modifications, and supplements thereto.

          1.22 MATERIAL ADVERSE CHANGE: means, with respect to any Person, any material adverse change in the business, condition (financial or otherwise), operations, performance or properties of such Person.

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          1.23 MATERIAL ADVERSE EFFECT: means, with respect to any Person, any material adverse change in the business, condition (financial or otherwise), operations, performance or properties of such Person.

          1.24 MISSION CRITICAL: a Person with respect to whom the failure of such Person's Significant Software to be Year 2000 Compliant could reasonably be expected to have a Material Adverse Effect on Guarantor.

          1.25 MULTIEMPLOYER PLAN: means a Plan defined as such in Section 3(37) of ERISA.

          1.26 NOTES: the promissory notes executed by Borrower payable to CoBank evidencing the Loans dated of even date herewith, as amended, modified or supplemented from time to time.

          1.27 PARTICIPANT: means, collectively, any Person to whom CoBank shall sell or assign a loan participation or other fractional undivided interest in the Indebtedness, as evidenced by the Notes and other Loan Documents, and the legal representatives, successors and assigns of any such Person.

          1.28 PERSON: any individual, sole proprietorship, joint venture, unincorporated organization, cooperative association, limited liability company, corporation, association, partnership, trust, government, governmental agency, or other entity.

          1.29 PLAN: means any plan, agreement, arrangement or commitment which is an employee benefit plan, as defined in Section 3(3) of ERISA, maintained by Guarantor or any subsidiary of Guarantor or any ERISA Affiliate or with respect to which Guarantor or any subsidiary of Guarantor or any ERISA Affiliate at any relevant time has any liability or obligation to contribute.

          1.30 QUARTER: the quarters of Guarantor's Fiscal Year.

          1.31 SEC: the U.S. Securities and Exchange Commission.

          1.32 EXCHANGE ACT: the Securities Exchange Act of 1934, as amended.

          1.33 SECURITY DOCUMENTS: the security agreements, mortgages, deeds of trust, financing statements, pledge agreements, amendments to ground leases, lessor's consents, and/or other security documents required pursuant to the Loan Agreement and/or executed by Borrower, General Partner, APD or Guarantor in favor of CoBank to secure the performance of Borrower's obligations under the Notes and the other Loan Documents with a Lien on all assets and properties of Borrower, General Partner and APD, and on all of the stock in APD owned by Guarantor, in form and substance acceptable to CoBank, together with all renewals, extensions, amendments, modifications, and supplements thereto.

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          1.34 SIGNIFICANT SOFTWARE: any device or system of a Person (including without limitation all computer hardware or software, firmware, equipment containing embedded microchips or integrated circuits, or other set or collection of processing instructions) regularly used by such Person in its business operations or financial accounting which, individually, or together with one or more other items of Significant Software, would, if it failed to be Year 2000 Compliant, have a material adverse effect on the business condition (financial or otherwise), operations, performance, or properties of such Person.

          1.35 VFIFA: Village Farms International Finance Association, a Delaware cooperative corporation.

          1.36 VILLAGE FARMS ENTITIES: collectively, Village Farms of Colorado, Inc., a Delaware corporation; Village Farms, Inc., a Delaware corporation; Village Farms Mediterranean, Inc., a Delaware corporation; Village Farms of Virginia, Inc., a Delaware corporation; Village Farms of Texas, L.P., a Delaware limited partnership; Village Farms of Marfa, L.P., a Delaware limited partnership; Village Farms of Presidio, L.P., a Delaware limited partnership; Village Farms of Buffalo, L.P., a Delaware limited partnership; and Keystone Village Farms, L.L.C., a Delaware limited liability company.

          1.37 YEAR 2000 COMPLIANT: shall mean, with respect to Significant Software, (a) that it shall include calendar year 2000 date conversion and compatibility capabilities, including date data century recognition, same century and multiple century formula and date value calculations and user interface date data values that reflect the century so that it will (i) manage and manipulate data involving dates, including single century and multiple century dates and formulas, and will not cause an abnormally ending scenario within the application or cause an abort or result in the generation of incorrect values or invalid output involving such dates, (ii) include the indication of the correct century in all date related user interface functions, and (iii) operate in the same manner with year dates of 2000 and beyond as it operates with year dates of 1900 to 1999; and (b) that it shall recognize the year 2000 as a leap year, including recognition and processing of the correct date on February 29, 2000. Significant Software that is Year 2000 Compliant shall be considered to be in "Year 2000 Compliance".

The following terms are defined in portions of this Guaranty other than this
Article 1:

            ADI                               Section 9.3
            APD Shares                        Section 7.18
            EPSC                              Section 9.3
            Financial Statements              Section 7.11
            Fiscal Year                       Section 7.17
            Guaranteed Obligations            Article 2
            Guarantor's Claims                Section 3.5
            Guarantor Collateral              Article 6
            Indemnified Parties               Section 10.1
            Mergers                           Section 7.3
            PBGC                              Section 7.14

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     Capitalized terms used, but not defined, herein shall have the meaning given to such terms in the Loan Agreement, if defined therein.

     2. GUARANTY. Guarantor hereby guarantees absolutely and unconditionally to CoBank, and its successors and assigns, and any Participant acquiring an interest in the Indebtedness of Borrower, and becomes surety for: (a) the due and punctual payment, in lawful money of the United States, of all Indebtedness of Borrower as and when any of the foregoing shall become due and payable in accordance with the terms thereof at stated maturity, by acceleration, or otherwise; and (b) the full and timely performance of any and all other obligations of Borrower to CoBank, of every type and description, whether now existing or hereafter contracted or incurred, arising directly or indirectly out of or with respect to the Loan Documents. Guarantor shall also pay all costs, expenses and attorneys' fees incurred by CoBank and any Participant in their efforts to collect the foregoing, foreclose upon or exercise their rights with respect to any security for the foregoing, or to enforce this Guaranty, or to protect the rights of CoBank and any such Participant with respect thereto. The term "GUARANTEED OBLIGATIONS" as used in this Guaranty shall mean such indebtedness, obligations and liabilities described above in this Article 2.

     3. GUARANTY OF PAYMENT; WAIVER OF DEFENSES, ETC.

          3.1 GENERAL. This Guaranty is a guarantee of payment and not of collection, and Guarantor waives any right to require that any action be brought against Borrower or to require that resort be had at any time to any direct or indirect security for the Guaranteed Obligations. Guarantor's obligations hereunder are continuing obligations and are absolute and unconditional irrespective of the genuineness, validity or enforceability of any instrument or instruments now or hereafter evidencing any Guaranteed Obligation or any part thereof (including but not limited to the Loan Documents) or of any other agreement now or hereafter entered into by CoBank and Borrower pursuant to which any Guaranteed Obligation or any part thereof is issued, or of any other circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety. Guarantor's obligations hereunder shall continue in full force and effect as long as any Guaranteed Obligation or any part thereof remains outstanding and unpaid or CoBank has any obligation to make any extension of credit to Borrower pursuant to any of the Loan Documents.

          3.2 WAIVERS. With respect to its obligations under this Guaranty, Guarantor waives any and all defenses and discharges available to a guarantor, surety, endorser or accommodation party, dependent upon its character as such. Guarantor hereby waives presentment for payment, notice of nonpayment, demand and protest. Guarantor agrees that its obligations hereunder shall not be affected or impaired in any way by any of the following acts or things (which CoBank may do from time to time without notice to Guarantor): (a) any amendment (including, without limitation, an amendment increasing the interest rate), modification or extension of any Loan Documents, or any waiver of compliance by Borrower with the terms of any of the

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foregoing; (b) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, modification or other disposition of any Guaranteed Obligation or any collateral therefor;
(c) any acceptance or release of collateral for, or guarantors of, any Guaranteed Obligation; (d) any inability, failure, neglect or omission to obtain, perfect, enforce or realize upon any collateral for any of the Guaranteed Obligations, or to exercise any lien upon or right of appropriation of any moneys, credits or property to the liquidation of any Guaranteed Obligation, or to pursue or obtain any deficiency judgment against Borrower following any foreclosure of any security interest, mortgage or deed of trust granted by Borrower to CoBank; or (e) any application of payments or credits upon the Guaranteed Obligations under the Loan Documents. CoBank shall not be required, before exercising its rights under this Guaranty, to first resort for the payment of any Guaranteed Obligation to Borrower, or other guarantors or sureties or accommodation parties or any collateral, property, liens or other remedies or rights whatsoever. With respect to its obligations under this Guaranty, Guarantor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to Guarantor against Borrower or any other Person or entity or property unless and until all the Guaranteed Obligations have been indefeasibly paid in full and there is no obligation of CoBank to make any extension of credit to Borrower under the Loan Documents. Guarantor hereby waives any rights it may have at equity or in law to require CoBank to apply any rights of marshalling or other equitable doctrines in the circumstances.

          3.3 AMOUNT OF INDEBTEDNESS. CoBank may, at its sole option and without any notice to or consent of Guarantor, allow the Indebtedness of Borrower owed to CoBank to exceed the principal amount of all promissory notes executed by Borrower in connection with the Indebtedness without in any way adversely affecting Guarantor's liability hereunder.

          3.4 SUBROGATION. After all Guaranteed Obligations have been indefeasibly paid in full and there is no obligation of CoBank to make any extension of credit to a Borrower under the Loan Documents, Guarantor shall have and may exercise rights of subrogation against Borrower.

          3.5 SUBORDINATION OF OTHER DEBT. Any indebtedness or obligation of Borrower, or any other claim against or liability of Borrower, now or hereafter held by or owed to Guarantor ("GUARANTOR'S CLAIMS") is hereby subordinated by Guarantor to the Indebtedness; and such Guarantor's Claims, if CoBank so requests, shall be collected, enforced and received by Guarantor as trustee for CoBank and paid over to CoBank on account of the Indebtedness.

          3.6 LIENS AND RIGHTS OF SET-OFF. In addition to all Liens upon, and right of set-off against, the property of Guarantor existing under applicable law, CoBank may, without demand or notice of any kind, and at any time when any amount shall be due and payable hereunder by Guarantor, appropriate and apply toward the payment of such amount, in such order of application as CoBank may elect, any property, balances, credits, deposits, accounts or moneys of Guarantor in the possession or control of CoBank for any purpose. Guarantor hereby grants to CoBank a right of set-off and a

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security interest in such property and funds in the possession or control of
CoBank. Guarantor further expressly grants to CoBank the right, to be exercised at the discretion of CoBank, to file one or more financing statements under the Uniform Commercial Code naming Guarantor as debtor and CoBank as secured party with respect to such property and funds and Guarantor hereby agrees to sign any such statement.

     4. RECOVERY OF PAYMENT. If any payment received by CoBank and applied to the Guaranteed Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower), the Guaranteed Obligations to which such payment was applied shall, for the purposes of this Guaranty, be deemed to have continued in existence, notwithstanding such applications, and this Guaranty shall be enforceable as to such Guaranteed Obligations as fully as if such applications had never been made.

     5. INFORMATION REGARDING BORROWER. Guarantor assumes full responsibility for keeping fully informed of the financial condition of Borrower and all other circumstances affecting Borrower's ability to pay and perform its obligations under the Loan Documents and agrees that CoBank shall not have any duty to report to Guarantor any information which CoBank receives about the financial condition of Borrower or any circumstances bearing on the ability of Borrower to perform its obligations under the Loan Documents, and Guarantor hereby expressly and unconditionally waives any defense based on the failure of CoBank to report such information.

     6. SECURITY. As security for the payment and performance of Guarantor's obligations under this Guaranty, Guarantor shall grant to CoBank and maintain for CoBank, a first Lien on all of Guarantor's stock in APD, whether now owned or held or hereafter acquired (the "GUARANTOR COLLATERAL"). Guarantor has executed and delivered to CoBank the Guarantor Security Documents as required under this Guaranty to evidence the Lien of CoBank in the Guarantor Collateral, and the terms, provisions and conditions of the Guarantor Security Documents are hereby incorporated in this Guaranty and made a part hereof. Guarantor shall also execute such further security agreements, stock powers, financing statements, assignments or other documents as CoBank shall request, in form and substance as such CoBank shall specify, to establish, confirm, perfect or provide notice of CoBank's Lien on the Guarantor Collateral.

     7. REPRESENTATIONS AND WARRANTIES. Guarantor represents, covenants and warrants to CoBank that:

          7.1 ORGANIZATION, GOOD STANDING, ETC. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Guarantor has the power to own its properties and to carry on its business as now being conducted. Guarantor is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not have a Material Adverse Effect on Guarantor.

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          7.2 AUTHORITY; DUE AUTHORIZATION. Guarantor has full power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as contemplated to be conducted. The execution and delivery of, and performance by Guarantor of its obligations under, each Guarantor Document are within Guarantor's corporate powers and have been duly authorized by all necessary corporate action.

          7.3 MERGERS. The APD Merger, the General Partner Merger and the Borrower Merger (collectively, the "Mergers") have each been duly and fully consummated in accordance with the laws of the State of Delaware and any other applicable jurisdiction. APD is the surviving entity of the APD Merger. General Partner is the surviving entity of the General Partner Merger, and Borrower is the surviving entity of the Borrower Merger.

          7.4 CONSENTS. All consents, authorizations or approvals of any Person (including, without limitation, Guarantor) which were necessary for, or required in connection with, the Mergers have been obtained in writing, and a true and correct copy thereof has been delivered to CoBank. All consents or approvals of any Person which are necessary for, or are required as a condition of, the execution, delivery and performance of the Guarantor Documents have been obtained in writing, and a true and correct copy thereof have been delivered to CoBank.

          7.5 TITLE TO GUARANTOR COLLATERAL. Guarantor owns 100% of the outstanding capital stock of APD and all such issued and outstanding shares of APD are represented by securities certificates. Guarantor has good title to the Guarantor Collateral, free and clear of all Liens other than (a) the Lien of CoBank and (b) the second Lien of Cogentrix securing the Cogentrix Note which is subordinated to CoBank ("COGENTRIX LIEN"). The Guarantor Collateral has been duly and validly authorized and issued in accordance, in all material respects, with all applicable federal and state laws, including securities laws, and is fully paid and non-assessable.

         7.6 LITIGATION. Except as set forth on Schedule 7.6, there are no pending legal or governmental actions, proceedings or investigations to which Guarantor is a party or to which any property of Guarantor is subject which could reasonably be expected to have a Material Adverse Effect on Guarantor, and, to the best of Guarantor's knowledge, no such actions or proceedings are threatened or contemplated by governmental authorities or any other Person. There are no outstanding judgments, injunctions, orders, writs or decrees of any arbitrator,court or governmental authority binding on Guarantor or its assets or properties.

          7.7 NO VIOLATIONS. The execution, delivery and performance by Guarantor of the Guarantor Documents will not: (a) violate any provision of Guarantor's certificate of incorporation or bylaws; (b) violate, conflict with, result in a breach of, constitute a default under, or with the giving of notice or the expiration of time or both, constitute a default under, any existing material indenture, lease, security agreement, mortgage, permit or other governmental authorization, contract, note, instrument or any

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other agreements or documents binding on Guarantor or affecting its property;
(c) violate or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Guarantor, or (d) except for the Liens created under the Guarantor Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Guarantor.

          7.8 BINDING AGREEMENT. Each of the Guarantor Documents is, or when executed and delivered, will be, the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity.

          7.9 COMPLIANCE WITH LAWS. Guarantor is in compliance in all material respects with all federal, state, and local laws, rules, regulations, ordinances, codes and orders, including without limitation all laws, rules and regulations relating to environmental matters.

          7.10 CHIEF EXECUTIVE OFFICE. Guarantor's place of business, or chief executive office, if it has more than one place of business, is located at 10 Alvin Court, East Brunswick, NJ 08816.

          7.11 FINANCIAL STATEMENTS. Guarantor has previously furnished to CoBank a true, correct and complete copy of its 10-K for its fiscal year 1998 filed with the SEC on April 20, 1999, and its 10-Q for the Quarter ended April 4, 1999 and the Quarter ended July 4, 1999, filed with the SEC on May 21, 1999 and August 18, 1999, respectively (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements, including the notes thereto, are complete, and present fairly the financial position and results of operations and changes in the financial position of Guarantor and its consolidated entities as at such dates and for the periods specified, in conformity with GAAP; provided, however that the financial statements set forth in the 10-Qs for the Quarters ended April 4, 1999 and July 4, 1999 are subject to normal year-end adjustments and do not include footnotes.

          7.12 ABSENCE OF UNDISCLOSED LIABILITIES. Except as described on
Schedule 7.12, neither Guarantor nor any of its consolidated entities has any material liability (whether absolute, accrued, contingent or otherwise and whether due or to become due), arising out of any set of facts existing on or prior to the date hereof, except liabilities and obligations fully reflected or reserved against in the Financial Statements.

          7.13 NO MATERIAL ADVERSE CHANGE. Except as described on Schedule 7.13, since July 4, 1999, there has been no Material Adverse Change in the financial condition, results of operations, business or prospects of Guarantor or any of its consolidated entities.

          7.14 PAYMENT OF TAXES. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have

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become due. Guarantor has paid when due all other taxes, assessments or impositions levied or assessed against it or its businesses or properties.

          7.15 EMPLOYEE BENEFIT PLANS; MULTIEMPLOYER PLANS. Schedule 7.15 sets forth as of the date hereof a true and complete list of each Guarantor Benefit Plan, Guarantor Pension Plan, and Multiemployer Plan that is maintained by Guarantor or any of its subsidiaries or in which Guarantor or any of its subsidiaries participates or to which Guarantor or any of its subsidiaries is obligated to contribute, in each case as of the date hereof. Guarantor and its subsidiaries are in compliance in all material respects with ERISA, to the extent applicable to them, and have not received any notice to the contrary from the Pension Benefit Guaranty Corporation ("PBGC").

          7.16 NO CONTINGENT LIABILITIES. Except as set forth on Schedule 7.16,
Guarantor: (a) does not have any direct or contingent liability for any obligation of any Person other than the Guaranteed Obligations; and (b) has no obligation to make a loan or advance to any Person or to own, purchase or acquire any stock, obligations or securities of, or any other interests in, or to make any capital contribution to, any Person.

          7.17 FISCAL YEAR. Each fiscal year of Guarantor ("FISCAL YEAR") begins on the day after the Sunday closest to December 31 of each calendar year and ends on the Sunday closest to December 31 of each calendar year.

          7.18 CAPITALIZATION. The authorized capital stock and the issued and outstanding shares of APD, and the securities certificates representing such issued and outstanding shares, are as set forth on Schedule 7.18 attached hereto. All such issued and outstanding shares of APD ("APD SHARES") have been duly and validly authorized and issued in accordance, in all material respects, with all applicable federal and state laws, including securities laws, and is fully paid and non-assessable. Except as set forth on Schedule 7.18, there are no outstanding warrants, options or other rights to purchase or acquire any shares of the capital stock or other equity interests of APD nor any outstanding securities convertible into such shares, warrants, options, nor any rights to acquire any such convertible securities. All APD Shares are held of record and beneficially by Guarantor. Except for Liens granted to CoBank in connection with the Indebtedness and this Guaranty, Guarantor owns the APD Shares set forth on
Schedule 7.18 as being so owned free and clear of any Lien or restriction on transfer (other than restrictions generally applicable under securities laws).

          7.19 YEAR 2000. Guarantor has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the risk that the Significant Software used by Guarantor or Guarantor's Mission Critical suppliers, vendors and customers may not be Year 2000 Compliant, (ii) developed a plan and timetable for remediation of Guarantor's Significant Software that may not be Year 2000 Compliant and for the development of contingency plans in the event of a failure of the Significant Software of Guarantor or its Mission Critical suppliers, vendors and customers to be Year 2000 Compliant, and (iii) to date, implemented that plan in accordance with such timetable. Based on the foregoing, to the best of Guarantor's knowledge, after due inquiry, the impact of the year 2000 on Guarantor and the Mission Critical customers and suppliers of Guarantor will not be such as to have a Material Adverse Effect on Guarantor.

          7.20 DISCLOSURE. Neither the representations and warranties contained in this Article 7 nor any information, exhibit or report furnished by Guarantor to CoBank in connection with the negotiation and preparation of this Guaranty or the other Guarantor Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

     8. AFFIRMATIVE COVENANTS OF GUARANTOR. From and after the date of this Guaranty and until the Guaranteed Obligations are indefeasibly paid in full and CoBank has no obligation to make any extension of credit to Borrower, Guarantor agrees that it will observe and comply with the following covenants:

          8.1 BOOKS AND RECORDS. Guarantor shall at all times keep proper books of record and account, in which correct and complete entries shall be made of all its dealings, in accordance with GAAP.

          8.2 REPORTS AND NOTICES. Guarantor shall provide to CoBank the following reports, information and notices:

               8.2.1 ANNUAL FINANCIAL STATEMENTS. As soon as available, but in no event later than ninety (90) days after the end of any Fiscal Year, the annual financial statements of Guarantor, on a consolidated and consolidating basis, prepared in accordance with GAAP consistently applied which shall: (a) be audited by independent certified public accountants selected by Guarantor which are reasonably acceptable to CoBank; (b) be accompanied by a report of such accountants containing an opinion reasonably acceptable to CoBank; (c) be accompanied by a Compliance Certificate; (d) be prepared in reasonable detail and in comparative form; and (e) include a balance sheet, an income statement, a statement of cash flows, a statement of stockholders' equity, and all notes and schedules relating thereto; provided, however, that for so long as Guarantor is a reporting company under the Exchange Act, delivery to CoBank of its 10-K filed with the SEC within three (3) Business Days of delivery to the SEC, shall satisfy the requirements of this Subsection 8.2.1.

               8.2.2 QUARTERLY FINANCIAL STATEMENTS. As soon as available but in no event more than forty-five (45 ) days after the end of each of the first three Quarters in the Fiscal Year, the following internally-prepared financial statements, prepared on a consolidated and consolidating basis and in accordance with GAAP consistently applied and shall be accompanied by a Compliance
Certificate: (a) a balance sheet, (b) an income statement, (c) a statement of cash flows, and (d) such other quarterly statements as CoBank may specifically request, which quarterly statements shall include any and all notes and schedules thereto; provided, however, that for so long as Guarantor is a reporting company under the Exchange Act, delivery to CoBank of its 10-Q filed with the SEC within three (3) Business Days of delivery to the SEC, shall satisfy the requirements of this Subsection 8.2.2.

               8.2.3 ADDITIONAL INFORMATION. Within three (3) Business Days of delivery to the SEC, a true, correct and complete copy of each 8-K filed with the SEC and, with reasonable promptness, such additional financial information or documentation as CoBank may reasonably request.

               8.2.4 NOTICE OF DEFAULT. As soon as the existence of any default in the observance or performance of any of the covenants in this Article 8 or in
Article 9 hereof becomes known to any officer of Guarantor, written notice of such default, the nature and status thereof, and the action being taken or proposed to be taken with respect thereto.

               8.2.5 NOTICE OF LITIGATION. Notice in writing promptly after Guarantor obtains knowledge thereof, of all litigation in which Guarantor is a party, and which either: (a) involves an amount of $100,000 or more, singularly or in the aggregate at any time, or (b) could reasonably be expected to result in a Material Adverse Effect with respect to Guarantor.

               8.2.6 NOTICE OF MATERIAL ADVERSE EFFECT. Promptly after Guarantor obtains knowledge thereof, notice of any matter which has resulted or could result in a Material Adverse Effect on Guarantor.

               8.2.7 GOVERNMENTAL AND OTHER NOTICES. Promptly after Guarantor's receipt thereof, copies of any notices or other communications received from any governmental authority, with respect to any matter or proceeding the effect of which could reasonably be expected to have a Material Adverse Effect on Guarantor.

          8.3 MAINTENANCE OF EXISTENCE AND QUALIFICATION. Guarantor shall maintain its corporate existence in good standing under the laws of the State of Delaware. Guarantor will qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business, operations and properties and the failure to be so qualified would have a Material Adverse Effect on Guarantor.

          8.4 COMPLIANCE WITH LEGAL REQUIREMENTS AND AGREEMENTS. Guarantor shall comply with: (a) all laws, rules, regulations and orders applicable to Guarantor or its business; and (b) all agreements, indentures, mortgages, and other instruments to which it is a party or by which it or any of its property is bound, where the failure to so comply could have a Material Adverse Effect on Guarantor.

          8.5 TAXES. Guarantor shall cause to be paid when due all taxes, assessments, and other governmental charges and levies upon it, its income, its sales, its properties, and federal and state taxes withheld from its employees' earnings, unless (a) such taxes, assessments, or other governmental charges or levies shall be contested in good faith by appropriate actions or legal proceedings, (b) adequate reserves therefor shall be established by Guarantor in accordance with GAAP during the period of such contest, (c) the enforcement of any contested item, and any Lien relating thereto, is effectively, stayed, and (d) the failure to pay or comply with the contested item could not reasonably be expected to result in a Material Adverse Effect on Guarantor.

          8.6 GUARANTOR COLLATERAL. Guarantor shall (a) provide prompt written notice to CoBank of any future adverse claims, interests, or Liens against any of the Guarantor Collateral, (b) promptly obtain a release or discharge of any such claims, interests, or Liens, and (c) diligently defend Guarantor's and CoBank's interests in the Guarantor Collateral.

          8.7 PAYMENT OF LIABILITIES. Guarantor shall pay all liabilities as they become due unless (with the exception of any obligations or liabilities owed to CoBank) they are contested in good faith by appropriate actions or legal proceedings, Guarantor establishes adequate reserves therefor in accordance with GAAP, the enforcement of such liability, and any Lien relating thereto, is effectively stayed, and such contest will not result in a Material Adverse Effect on Guarantor.

          8.8 FURTHER ASSURANCES. Guarantor shall, as may be required from time to time by CoBank, provide such documents as may be necessary or desirable in the judgment of CoBank to confirm the Lien on the Guarantor Collateral granted to CoBank.

          8.9 INSPECTION. Guarantor shall permit CoBank and its agents, during normal business hours or at such other times as the parties may agree, to examine Guarantor's properties, books, and records, and to discuss Guarantor's affairs, finances, operations, and accounts with its respective officers, directors, employees, and independent certified public accountants.

          8.10 ERISA. Guarantor shall: (a) cause each such Guarantor Benefit Plan to comply in all material respects with the Code and ERISA, including but not limited to preparing and delivering each material report, statement or other document required by ERISA and the Code within the period specified therein and conforming in form and substance to the provisions thereof; (b) cause any Guarantor Benefit Plan that is intended to satisfy the requirements of Section 401(a) of the Code to satisfy such requirements including, but not limited to obtaining a favorable determination letter with respect to each such Guarantor Benefit Plan; and (c) administer each Guarantor Benefit Plan in all material respects in accordance with the terms of such plan and with ERISA, the Code, and any other applicable law, except to the extent any failure to comply with the preceding clauses would not have a Material Adverse Effect on Guarantor. As soon as possible and in any event within ten (10) days after Guarantor or any of its subsidiaries knows or has reason to know that any "reportable event" as such term is defined in Section 4043 of ERISA, or any "prohibited transaction" (as such term is defined in Section 406 of ERISA) or the imposition of an excise tax pursuant to Section 4975 of the Code, has occurred with respect to any Plan or that the PBGC or Guarantor or any of its subsidiaries has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, or that Guarantor, any of its subsidiaries or any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan, or that a Plan which is a Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA) or is terminating, Guarantor shall provide to CoBank a certificate of the chief financial officer of Guarantor or such subsidiary setting forth details as to such occurrence and the action Guarantor or such subsidiary proposes to take with respect thereto.

          8.11 YEAR 2000. Guarantor agrees: (a) to use its best efforts to obtain from all Significant Software Providers, no later than the date hereof, reasonable assurance that Guarantor's Significant Software is Year 2000 Compliant; (b) to use its best efforts to obtain, no later than the date hereof, reasonable assurance from all of Guarantor's Mission Critical third party suppliers and customers that such suppliers' and customers' Significant Software is Year 2000 Compliant; (c) to diligently conduct thorough Year 2000 Compliance tests on or before the date hereof on all of Guarantor's Significant Software and to provide a written report to CoBank within two Business Days thereafter detailing any Year 2000 Compliance failures of Guarantor's Significant Software and Guarantor's plans for timely remediation of such Significant Software; (d) to complete all remediation of identified Year 2000 Compliance failures in Guarantor's Significant Software no later than the date hereof; (e) to provide to CoBank, no later than the date hereof, the written certification of Guarantor's chief financial officer, or other corporate officer satisfactory to CoBank, that: all of Guarantor's Significant Software has been diligently and thoroughly tested; any necessary remediation, with respect to Year 2000 Compliance failures identified through such testing, has been completed; and, to the best of Guarantor's knowledge, its Significant Software is Year 2000 Compliant; and (f) to provide to CoBank, no later than the date hereof, a written report detailing Guarantor's contingency plans in the event of an unexpected failure of Guarantor's Significant Software or Mission Critical suppliers or customers to be Year 2000 Compliant.

          8.12 PROCEEDS OF STOCK EVENT. If Guarantor or any of its subsidiaries issues any capital stock or other equity interests for cash (a "STOCK EVENT") other than the issuance of capital stock by a newly-formed 51% owned subsidiary to Grodania A/S or its designee, then 50% of the Net Proceeds (or such lesser amount as may be needed to pay in full all amounts owing under the Loan Agreement) related to such Stock Event shall be paid to CoBank by Guarantor (or the relevant subsidiary), within one Business Day of receipt thereof, to reduce the outstanding balance of the Loans. As used in the foregoing sentence, "Net Proceeds" shall mean all cash proceeds related to a Stock Event, less reasonable transaction expenses.

     9. NEGATIVE COVENANTS OF GUARANTOR. From and after the date of this Guaranty and until the Guaranteed Obligations are indefeasibly paid in full and CoBank does not have any obligation to make any extension of credit to Borrower, Guarantor agrees that it will observe and comply with the following covenants for the benefit of CoBank:

          9.1 LIENS. Guarantor shall not create, incur, assume or suffer to exist any Lien on any of the Guarantor Collateral, except the Lien in favor of CoBank resulting from the Guarantor Security Documents and the Cogentrix Lien.

          9.2 SALE OF ASSETS. Guarantor shall not sell, convey, assign, or otherwise transfer or dispose of, voluntarily, by operation of law or otherwise, any of the Guarantor Collateral.

          9.3 LIABILITIES OF OTHERS. Guarantor shall not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligation of any other Person other than pursuant to this Guaranty, except for the guaranty by Guarantor of the indebtedness owed by Agro Dynamics, Inc. ("ADI"), which shall not exceed $4,000,000, and the indebtedness owed by Ecoscience Produce Systems Corp. ("EPSC"), which shall not exceed $4,000,000, to Century Business Credit Corp. but only for such period as ADI and EPSC are subsidiaries of Guarantor.

          9.4 CHANGE IN BUSINESS STRUCTURE. Without giving at least thirty (30) days' prior written notice to CoBank, and furnishing CoBank with such documents as CoBank may request pursuant to Section 8.8 hereof prior to taking any such action, Guarantor shall not change its name, identity or corporate structure, or the location of its place of business (or chief executive office if more than one place of business).

          9.5 ERISA. Guarantor shall not: (a) engage in or permit any transaction which could result in a "prohibited transaction" (as such term is defined in Section 406 of ERISA) or in the imposition of an excise tax pursuant to Section 4975 of the Code; (b) engage in or permit any transaction or other event which could result in a "reportable event" as such term is defined in
Section 4043 of ERISA for any Guarantor Pension Plan; (c) fail to make full payment when due of all amounts which, under the provisions of any Guarantor Benefit Plan, Guarantor is required to pay as contributions thereto; (d) permit to exist any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $25,000.00, whether or not waived, with respect to any Guarantor Pension Plan; (e) fail to make any payments to any "multiemployer plan" that Guarantor may be required to make under any agreement relating to such "multiemployer plan" or any law pertaining thereto; or (f) terminate any Guarantor Pension Plan in a manner which could result in the imposition of a lien on any property of Guarantor pursuant to Section 4068 of ERISA. Guarantor shall not terminate any Guarantor Pension Plan so as to result in any liability to the PBGC. As used in this Section, all terms enclosed in quotation marks shall have the meanings set forth in ERISA. Guarantor's failure to comply with any of the foregoing provisions of this Section shall not constitute a breach of this Guaranty unless such failure has a Material Adverse Effect on Guarantor.

          9.6 DISSOLUTION OR LIQUIDATION. Guarantor shall not dissolve or liquidate, or enter into any merger, consolidation, or other combination.

          9.7 COGENTRIX DOCUMENTS. Guarantor shall not permit or agree to any amendment to the Exchange Agreement or the Cogentrix Note without the prior written consent of CoBank.

     10. INDEMNIFICATION.

          10.1 GENERAL; STAMP TAXES; INTANGIBLES TAX. Guarantor agrees to indemnify and hold CoBank, each Participant and their directors, officers, employees, agents, professional advisers and representatives ("INDEMNIFIED Parties") harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which any Indemnified Party may incur (or which may be claimed against any such Indemnified Party by any Person), including attorneys' fees incurred by any Indemnified Party, arising out of or resulting from: (a) the material inaccuracy of any representation or warranty made by Borrower, APD, VFIFA, General Partner or Guarantor in any Loan Document;
(b) the material failure of Borrower, APD, VFIFA, General Partner or Guarantor to perform or comply with any covenant or obligation of Borrower, APD, VFIFA, General Partner or Guarantor under any Loan Document; or (c) the exercise by CoBank of any right or remedy set forth in this Guaranty or any other Loan Document, provided that Guarantor shall have no obligation to indemnify any Indemnified Party against claims, damages, losses, liabilities, costs or expenses to the extent that a court of competent jurisdiction renders a final non-appealable determination that the foregoing are solely the result of the willful misconduct or gross negligence of such Indemnified Party. In addition, Guarantor agrees to indemnify and hold the Indemnified Parties harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which CoBank or any other Indemnified Party may incur (or which may be claimed against any such Indemnified Party by any Person), including attorneys' fees incurred by any Indemnified Party, arising out of or resulting from the imposition or nonpayment by Guarantor, Borrower, APD, VFIFA or General Partner of any stamp tax, intangibles tax, or similar tax imposed by any governmental authority, including any amounts owing by virtue of the assertion that the property valuation used to calculate any such tax was understated. Guarantor shall have the right to assume the defense of any claim as would give rise to Guarantor's indemnification obligation under this Section with counsel of Guarantor's choosing so long as such defense is being diligently and properly conducted and Guarantor shall establish to the Indemnified Party's satisfaction that the amount of such claims are not, and will not be, material in comparison to the liquid and unrestricted assets of Guarantor available to respond to any award which may be granted on account of such claim. So long as the conditions of the preceding sentence are met, the Indemnified Party shall have no further right to reimbursement of attorneys' fees incurred thereafter. The obligation to indemnify set forth in this Section shall survive the termination of this Guaranty.

     11. MISCELLANEOUS.

          11.1 LOAN DOCUMENTS. Guarantor has received and reviewed the Loan Agreement and the other Loan Documents and acknowledges, agrees, and consents to the terms and conditions set forth therein.

          11.2 ADDITIONAL GUARANTORS. This Guaranty shall be binding on Guarantor whether or not any other guarantors execute any guarantees of the Indebtedness.

          11.3 NO WAIVER BY COBANK . No delay or failure by CoBank to exercise any right or remedy against Guarantor will be construed as a waiver of that right or remedy. All remedies of CoBank against Guarantor are cumulative. Failure or delay on the part of CoBank to exercise any such right or remedy shall not operate as a waiver thereof. Any single or partial exercise by CoBank of any such right or remedy shall not preclude any future exercise thereof or the exercise of any other right or remedy.

          11.4 ASSIGNMENT. Guarantor may not assign this Guaranty without the written consent of CoBank. Subject to the foregoing, the provisions of this Guaranty shall be binding upon Guarantor, its successors and assigns. CoBank may, without notice to or consent from Guarantor, assign all or any part of the Guaranteed Obligations or any security therefor. In the event of such assignment, each and every immediate and successive assignee, transferee or holder of all or any part of the Guaranteed Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its benefit, as fully as if such assignee, transferee or holder were named herein and specifically given such rights and power. Notwithstanding such sale, assignment, or transfer, CoBank shall have an unimpaired right to enforce this Guaranty for its own benefit as to any portion of the Guaranteed Obligations not sold, transferred or assigned, or which CoBank may have reacquired after such sale, transfer or assignment.

          11.5 SEVERABILITY. The invalidity or unenforceability of any one or more provisions of this Guaranty will not affect any other provision of this Guaranty. In the case of such invalidity or unenforceability, this Guaranty shall be construed as if the invalid or unenforceable provisions had not been included herein.

          11.6 AMENDMENTS. This Guaranty may not be amended without the written consent of CoBank and Guarantor. Guarantor agrees that it shall reimburse CoBank and any Participant for all fees and expenses incurred in retaining outside legal counsel in connection with any amendment or modification to this Guaranty requested by Guarantor.

          11.7 SERVICE OF PROCESS AND CONSENT TO JURISDICTION. Guarantor irrevocably agrees that any litigation with respect to this Guaranty or any other Guarantor Document or to enforce any judgment obtained against Guarantor for breach of this Guaranty or the other Guarantor Documents may be brought in the courts of the State of Colorado and in the United States District Court for the District of Colorado (if applicable subject matter jurisdictional requirements are present), as CoBank may elect; and, by execution and delivery of this Guaranty, Guarantor irrevocably submits to such jurisdiction. With respect to litigation concerning this Guaranty or the other Guarantor Documents within the jurisdiction of the courts of the State of Colorado or the United States District Court for the District of Colorado, Guarantor hereby irrevocably appoints, until January 31, 2005, The Corporation Company, 1675 Broadway, Denver, Colorado 80202, as the agent of Guarantor to receive for and on behalf of Guarantor, service of process, which service may be made by mailing a copy of any summons or other legal process to Guarantor in care of such agent. Guarantor agrees that Guarantor shall maintain a duly appointed agent for service of summons and other legal process as long as Guarantor remains obligated under this Guaranty. The receipt by such agent and/or by Guarantor of such summons or other legal process in any such litigation shall be deemed personal service and acceptance by Guarantor for all purposes of such litigation. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          11.8 JURY WAIVER. IT IS MUTUALLY AGREED BY AND BETWEEN COBANK AND GUARANTOR THAT THEY EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY OR THE GUARANTOR SECURITY DOCUMENTS.

          11.9 RELEASE. GUARANTOR HEREBY RELEASES, WAIVES AND FOREVER DISCHARGES COBANK, EACH PARTICIPANT AND EACH OF THEIR RESPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE OF THIS AGREEMENT IN FAVOR OF GUARANTOR.

          11.10 NOTICES. All notices, requests and demands required or permitted under the terms of this Guaranty shall be in writing and (a) shall be addressed as set forth below or at such other address as either party shall designate in writing and shall be personally delivered or sent by facsimile transmission, overnight courier, or United States Mail, certified and return receipt requested, and (b) shall be deemed to have been given or made: (i) if delivered personally, immediately upon delivery; (ii) if by facsimile transmission, immediately upon sending and upon confirmation of receipt; (iii) if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and (iv) if by United States Mail, certified mail, return receipt requested, five (5) days after mailing.

If to CoBank:

                           CoBank, ACB
                           5500 S. Quebec St.
                           Englewood, CO 80111
                           Facsimile: (303) 224-6109
                           Attention: Mr. Nicholas D. Jewitt
                                      Vice President, Special Assets

                  With a copy to:

                           Farm Credit Bank of Texas
                           6210 Highway 290 East
                           Austin, Texas 78723
                           P.O. Box 15919
                           Austin, Texas 78761
                           Facsimile: (512) 465-0675
                           Attention: Mr. Jim Floyd

If to Guarantor:

                           EcoScience Corporation
                           10 Alvin Court
                           East Brunswick, New Jersey 08816
                           Facsimile: (732) 432-0770
                           Attention: Michael DiGiglio,
                                      President

          11.11 APPLICABLE LAW. To the extent not governed by federal law, this Guaranty shall be governed by and interpreted in accordance with the internal laws of the State of Colorado, without giving effect to any otherwise applicable rules concerning conflicts of law.

          11.12 CAPTIONS. The captions or headings in this Guaranty and any table of contents hereof are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Guaranty.

          11.13 LIBERAL CONSTRUCTION. This Guaranty constitutes a fully negotiated agreement between commercially sophisticated parties, each assisted by legal counsel, and shall not be construed and interpreted for or against Guarantor or CoBank.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     Guarantor has executed this Guaranty as of the day and year first above written.


                                   GUARANTOR:

                                   ECOSCIENCE CORPORATION


                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   Title:
                                         -------------------------

                                TABLE OF CONTENTS

R E C I T A L S ..................................................................................................1

A G R E E M E N T S ..............................................................................................1

1. Defined Terms .................................................................................................1

    1.1 APD Entities .............................................................................................1

    1.2 APD Merger ...............................................................................................1

    1.3 Borrower Merger ..........................................................................................1

    1.4 Business Day .............................................................................................1

    1.5 Code .....................................................................................................1

    1.6 Compliance Certificate ...................................................................................2

    1.7 ERISA ....................................................................................................2

    1.8 ERISA Affiliate ..........................................................................................2

    1.9 GAAP .....................................................................................................2

    1.10 General Partner .........................................................................................2

    1.11 General Partner Entities ................................................................................2

    1.12 General Partner Merger ..................................................................................2

    1.13 Guarantees ..............................................................................................2

    1.14 Guarantor Benefit Plan ..................................................................................2

    1.15 Guarantor Documents .....................................................................................2

    1.16 Guarantor Pension Plan ..................................................................................3

    1.17 Guarantor Security Agreement ............................................................................3

    1.18 Guarantor Security Documents ............................................................................3

    1.19 Indebtedness ............................................................................................3

    1.20 Lien ....................................................................................................3

    1.21 Loan Documents ..........................................................................................3

    1.22 Material Adverse Change .................................................................................3

    1.23 Material Adverse Effect .................................................................................3

    1.24 Mission Critical ........................................................................................3

    1.25 Multiemployer Plan ......................................................................................3

    1.26 Notes ...................................................................................................3

    1.27 Participant .............................................................................................4

    1.28 Person ..................................................................................................4

    1.29 Plan ....................................................................................................4

    1.30 Quarter .................................................................................................4

    1.31 SEC .....................................................................................................4

    1.32 Exchange Act ............................................................................................4

    1.33 Security Documents ......................................................................................4

    1.34 Significant Software ....................................................................................4

    1.35 VFIFA ...................................................................................................4

    1.36 Village Farms Entities ..................................................................................4

    1.37 Year 2000 Compliant .....................................................................................5

2. Guaranty ......................................................................................................5

3. Guaranty of Payment; Waiver of Defenses, Etc ..................................................................5

    3.1 General ..................................................................................................5

    3.2 Waivers ..................................................................................................6

    3.3 Amount of Indebtedness ...................................................................................6

    3.4 Subrogation ..............................................................................................7

    3.5 Subordination of Other Debt ..............................................................................7

    3.6 Liens and Rights of Set-Off ..............................................................................7

4. Recovery of Payment ...........................................................................................7

5. Information Regarding Borrower ................................................................................7

6. Security ......................................................................................................7

7. Representations and Warranties ................................................................................8

    7.1 Organization, Good Standing, etc. ........................................................................8

    7.2 Authority; Due Authorization .............................................................................8

    7.3 Mergers ..................................................................................................8

    7.4 Consents .................................................................................................8

    7.5 Title to Guarantor Collateral ............................................................................8

    7.6 Litigation ...............................................................................................8

    7.7 No Violations ............................................................................................9

    7.8 Binding Agreement ........................................................................................9

    7.9 Compliance with Laws .....................................................................................9

    7.10 Chief Executive Office ..................................................................................9

    7.11 Financial Statements ....................................................................................9

    7.12 Absence of Undisclosed Liabilities ......................................................................9

    7.13 No Material Adverse Change ..............................................................................9

    7.14 Payment of Taxes .......................................................................................10

    7.15 Employee Benefit Plans .................................................................................10

    7.16 No Contingent Liabilities ..............................................................................10

    7.17 Fiscal Year ............................................................................................10

    7.18 Capitalization .........................................................................................10

    7.19 Year 2000 ..............................................................................................10

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

    7.20 Disclosure .............................................................................................11

8. Affirmative Covenants of Guarantor ...........................................................................11

    8.1 Books and Records .......................................................................................11

    8.2 Reports and Notices .....................................................................................11

        8.2.1 Annual Financial Statements .......................................................................11

        8.2.2 Quarterly Financial Statements ....................................................................11

        8.2.3 Additional Information ............................................................................11

        8.2.4 Notice of Default .................................................................................12

        8.2.5 Notice of Litigation ..............................................................................12

        8.2.6 Notice of Material Adverse Effect .................................................................12

        8.2.7 Governmental and Other Notices ....................................................................12

    8.3 Maintenance of Existence and Qualification ..............................................................12

    8.4 Compliance with Legal Requirements and Agreements .......................................................12

    8.5 Taxes ...................................................................................................12

    8.6 Guarantor Collateral ....................................................................................12

    8.7 Payment of Liabilities ..................................................................................13

    8.8 Further Assurances ......................................................................................13

    8.9 Inspection ..............................................................................................13

    8.10 ERISA ..................................................................................................13

    8.11 Year 2000 ..............................................................................................13

9. Negative Covenants of Guarantor ..............................................................................14

    9.1 Liens ...................................................................................................14

    9.2 Sale of Assets ..........................................................................................14

    9.3 Liabilities of Others ...................................................................................14

    9.4 Change in Business Structure ............................................................................14

    9.5 ERISA ...................................................................................................14

    9.6 Dissolution or Liquidation ..............................................................................15

10. Indemnification .............................................................................................15

    10.1 General; Stamp Taxes; Intangibles Tax ..................................................................15

11. Miscellaneous ...............................................................................................16

    11.1 Loan Documents .........................................................................................16

    11.2 Additional Guarantors ..................................................................................16

    11.3 No Waiver by CoBank ....................................................................................16

    11.4 Assignment .............................................................................................16

    11.5 Severability ...........................................................................................16

    11.6 Amendments .............................................................................................16

    11.7 Service of Process and Consent to Jurisdiction .........................................................16

    11.8 Jury Waiver ............................................................................................17

    11.9 Release ................................................................................................17

    11.10 Notices ...............................................................................................17

    11.11 Applicable Law ........................................................................................18

    11.12 Captions ..............................................................................................18

    11.13 Liberal Construction ..................................................................................18

                             EXHIBITS AND SCHEDULES





Exhibit 1.6       Compliance Certificate

Schedule 7.6      Litigation
Schedule 7.12     Undisclosed Liabilities
Schedule  7.13    Material Adverse Changes
Schedule 7.15     Employee Benefit Plans
Schedule 7.16     Contingent Liabilities
Schedule 7.18     APD Shares


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